Exhibit 10.15

China Merchant Bank

Seal passed verification

Loan Certificate

Contract Number: 755HT2021169271	Lending Date: Sep., 2021

Name of Borrower:	Shenzhen VLG Wireless Technology Co., Ltd.			Account number	755923831810101
Loan amount:	Currency: RMB (in words) Five Million Yuan Only			In figures	RMB 5,000,000 Yuan
Business due date:	September 26, 2022	Interest rate	☑Fixed rate	☐ Floating rate: Floating period: ☑ M/☐ D

Based on the one-year loan market quotation rate as published by the National Inter-Bank Offer Rate Center on the working day before the pricing date. ☐ floating up/☐ down %, or ☑adding/☐ subtracting 50 basis points.

☐ One-off Interest Collection (Collect Before/After) ☑ Interest Settlement by Month ☐ Interest Settlement by Quarter ☐ Annual Interest Settlement ☐ Interest Settlement by Single Amounts

It is hereby confirmed that the above amount has been issued by the bank; the use, repayment or abnormality of the fund borrowed shall be handled in accordance with the relevant business agreement. Shenzhen VLG Wireless Technology Co., Ltd., Special seal for finance (sealed) Bai Guiqing (sealed)

Attention:

Dear Customer, In order to safeguard the Bank rights and interests, please read the full contract carefully before signing, especially the blackened and bold clauses. If there is any doubt, please inquire. Or the Bank may further consult the Bank lawyer and relevant professionals.

Loan Agreement

No.: 755HT2021169271

☐ This contract is the specific contract under Credit Agreement numbered       /       ,(If this clause applies, tick “☐”)

Lender: China Merchants Bank Co., Ltd., Shenzhen Branch (Hereinafter referred to as “Party A”)

Borrower: Shenzhen VLG Wireless Technology Co., Ltd. (Hereinafter referred to as “Party B”)

Party B applies to Party A for loan, and Party A agrees to issue the loan upon review. Party A and Party B hereby concluded the Contract based on the following clauses through thorough consultation in accordance with relevant laws and regulations.

1. Currency and amount of loan

RMB (in words) Five Million Yuan only.

2. Purpose of the loan

This loan is a working capital loan and can only be used for payment of goods. Without the written consent of Party A, Party B shall not divert for other purposes.

3. Term of loan

For a period of 12 months, counting from the actual loan issuing date, subject to the loan certificate (or Party A’s system record).

During the term of the loan, Party A may issue the loan by installments according to the actual usage of the loan by Party B, and the specific loan amount and start/end date of each period shall follow the loan certificate (or Party A’s system record).

☑ During the loan term, Party A has the right to require Party B to repay the loan in installments in accordance with the following plan (if the following terms are selected, tick “☐”):

For the loan principal under the Contract, Party B shall repay One Hundred and Fifty Thousand Yuan Only on the 21st of each month from the month following the loan issuance date, and the balance shall be settled at one time on the expiry date of the loan term under the Contract;

/

☐ Party B shall repay all loan principal at a lump sum on the loan maturity date. (If this clause is used, tick “☐”)

4. Account information

☐ 4.1 Loan-specific account (Tick “☐” to indicate that the provisions of this article apply)

The issuance and external payment of all loan funds under the Contract shall be handled through the following accounts.

Account name:/

Account No.:/

Bank:/

4.2. Fund receiving account

4.2.1 Party A and Party B agree to designate the following account as Party B’s fund receiving account:

Account name: Shenzhen VLG Wireless Technology Co., Ltd.

Account No.: 755923831810101

Bank: China Merchants Bank Co., Ltd., Shenzhen Venture Branch

4.2.2 The account monitoring requirements are as follows: _/

Party A has the right to withdraw the loan in advance according to Party B’s fund receiving, that is, when capital flow into the account, the corresponding amount of loan can be considered as due in advance, and Party A has the right to directly deduct from the account to repay the loan.

4.2.3 Party B shall provide the above-mentioned account in-flow and out-flow information on a quarterly basis, and cooperate with Party A to monitor relevant accounts and receiving funds.

5. Loan rate and interest

5.1 Interest rate:

5.1.1 The loan adopts (tick “☐” if applicable):

☑ Fixed rate    ☐ Floating rate

5.1.2 Determination of interest rate during the contract period (tick “☐” if applicable):

5.1.2.1 In the case of issuing RMB loan, the quotation rate (LPR) in the loan market of one year or above published by the National Inter-Bank Offer Rate Center for ☑1-year/☐ 5-yaear above loan on working day before the pricing date shall be taken as the benchmark interest rate, ☑plus/minus 50.00 basic points (BPs) or/as the benchmark interest rate.

The floating ratio (hereinafter referred to as “floating ratio”) or plus or minus basic point (hereinafter referred to as “basic point”) agreed herein on the basis of the benchmark interest rate refers to that determined at the time of signing of the Contract. If the floating ratio or basic point (BPs) and other interest rate elements agreed herein are inconsistent with the records of the loan certificate (or Party A’s system record), the records of the loan certificate (or Party A’s system record) shall prevail.

5.1.2.2 In the case of foreign currency loan, the benchmark interest rate shall base on the pricing date or the first or second working day prior to the pricing day for the same currency loaned for ☐ / month/☐ / day, ☐ / plus/☐ / minus/basic point (BPs). Party A shall determine the interest rate based on international practices.

5.1.2.3 Pricing date refers to the reference date used to determine the benchmark interest rate during the loan period or floating period. If the fixed interest rate is adopted for the loan, the pricing date shall be the actual issuing date of the loan; when the floating interest rate is adopted for the loan, the pricing date shall be determined in accordance with Article 5.1.3.

5.1.3 In the case of this loan, the floating rate shall be a floating period of / month / day, and the base rate applicable during each floating period shall be determined in accordance with the provisions of this Article.

The actual loan issue date is the pricing date of the first floating period, and the first day of each floating period thereafter is the pricing date of the floating period.

5.1.4 Party A has the right to adjust the benchmark interest rate or interest rate pricing method periodically or irregularly according to the changes in relevant national policies, domestic and foreign market changes or changes in Party A’s own credit policies. Such adjustment shall come into force after Party A notifies Party B (the notice shall be released at Party A’s outlet or on the official website of China Merchants Bank, or shall be sent to Party B per any contact address/method specified herein). The relevant loan newly regarding the withdrawal by Party B and the specific benchmark interest rate, floating ratio and/or basic point of the loan which has been withdrawn by Party B and has not been repaid before the notice takes effect shall be executed according to the notice of Party A. If Party B does not accept the adjustment, the loan may be repaid in advance; otherwise, it shall be deemed as approved and executed according to the notice.

In the case of any inconsistency between this Clause and other relevant parts of this Contract, the provisions of this Clause shall prevail.

5.1.5 If Party B fails to use the loan in accordance with the contract, for the loan part not for intended use, the penalty interest shall be charged 100% over the original rate from the date of change of use. The original rate means the rate applicable before the loan is repurposed.

Where Party B fails to repay the loan on schedule, the overdue interest (i.e. penalty interest) shall be charged on the basis of 50% (overdue loan interest rate) of the original interest rate as of the overdue date. The original rate means the rate applicable before the maturity date of the loan (including the advance maturity date) (or, in the case of a floating rate, the last floating period before the maturity date of the loan (including the advance maturity date)).

If the loan is overdue and not used in accordance with the contracted purpose, interest shall be calculated according to the higher of the above provisions.

5.1.6 If the People’s Bank of China adjusts the loan interest rate during the loan period, the relevant regulations of the People’s Bank of China shall be followed.

5.1.7 Unless otherwise specified, the loan interest rate hereunder shall be calculated by the simple interest method.

5.2 Interest calculation: The interest of the loan shall be calculated according to the actual loan amount and actual occupation days from the date of the loan entering into Party B’s account, and the interest calculation date shall be 20 days per month. The daily interest rate of RMB is equal to annual interest rate dividing 360, and the conversion method of daily interest rate of foreign currency shall be implemented in accordance with international practices.

If the maturity date of the loan is on a holiday, the loan shall be automatically postponed until the first following working day, and the interest shall be calculated according to the actual days occupied by the loan fund.

5.3 Interest Payment

5.3.1 (Please tick “☐” for the applicable terms):

☑ Party B shall pay interest on each interest day, and Party A may directly deduct interest payable from any of Party B’s account of China Merchants Bank.

☐ Party B shall pay all interest on the loan at one time on the maturity date of the loan, and Party A may directly deduct from any of Party B’s account of China Merchants Bank.

5.3.2 If the last repayment date of the loan principal is not the interest-bearing date, the last repayment date of the loan principal is the interest-paying date on which the Borrower shall pay all interest payable on the loan principal. If Party B fails to pay interest on time, Party B shall calculate compound interest on unpaid interest (including penalty interest) according to the overdue interest rate specified herein.

6. Prepayment

6.1 Where Party B applies for prepayment, it shall submit a written application to Party A 7 working days before the planned prepayment date, and pay the penalty for prepayment to Party A (except that Party B is a national standard small and micro enterprise). Prepayment penalty = prepayment amount * proportion of penalty damages. The specific proportion of penalty shall be determined by Party A according to the loan term and loan aging (i.e. the actual duration of the loan) agreed herein. After Party A approves Party B’s application for early repayment and notifies Party B in writing of the specific proportion of penalty, Party B shall pay Party A full amount of penalty for early repayment within the time required by Party A; otherwise Party A has the right to refuse Party B’s application for prepayment. Party A has the right but not the obligation to appropriately reduce the amount of penalty for Party B’s prepayment according to such factors as the remaining term of the loan at the time of prepayment.

6.2 Party B shall repay the loan in advance, and the interest rate shall still be calculated according to the stipulations of the Contract, and the interest payable shall be calculated according to the actual loan term.

7. Party B shall select (tick “☐” according to the actual situation) as required by Party A:

☐ Insure its core assets and designate Party A as the first beneficiary in order;

☐ Party B shall not sell or mortgage the assets designated by Party A before the loan is settled;

☐ Limit the dividend of its shareholders according to the requirements of Party A before the loan is settled as follows:

/

Party B shall ensure that all financial indexes of Party B during the loan period are not lower than the following requirements:

/

8. Security clause

8.1 All debts owed by Party B to Party A under the Contract shall be provided by Party B or a third party approved by Party A with property pledge guarantee or joint and several guarantee, and Party B or a third party as guarantor shall issue or sign a separate guarantee document as required by Party A.

8.2 If the Contract is a specific contract under the Credit Agreement, the liabilities under the Contract shall be automatically included in the guarantee scope of the guarantor who has signed the maximum amount mortgage/pledge contract with Party A or issued the maximum amount irrevocable guarantee to Party A.

8.3 In the case that the Guarantor provides real estate mortgage guarantee for all debts owed by Party B to Party A under the Contract, if Party B is aware that the mortgaged property has been or may be included in the government demolition and collection plan, Party B shall immediately notify Party A, and urge the Mortgagor to continue to provide guarantee for Party B’s debts with the compensation products provided by the demolition party in accordance with relevant stipulations in the mortgage contract and complete corresponding guarantee formalities in time, or provide other guarantee measures required and recognized by Party A.

8.4 If the Guarantor fails to sign the guarantee agreement and complete the guarantee formalities (including the A/R debtor defence against the A/R before the A/R pledge), Party A has the right to refuse to issue the loan to Party B.

9. Loan prerequisites

The granting of the loan under this contract (including each loan separately granted) shall be based on the condition that Party B meets the following conditions. Party A has the right to refuse to issue loan if Party B fails to comply with the following:

9.1 Party B provides relevant materials according to the requirements of the Contract;

9.2 Party B shall cooperate with Party A’s supervision and inspection according to the requirements of the Contract;

9.3 For the loan issued, Party B has fulfilled the obligation of repayment in full and on time;

9.4 Party B does not have any event of default specified in the Contract;

9.5 Party B does not violate other provisions of the Contract.

The loan precondition is established to protect the rights and interests of Party A, and Party A has the right to unilaterally lower the requirements on the loan precondition.

10. Rights and obligations of Party B

10.1 Party B shall enjoy the following rights:

10.1.1 Has the right to draw and use all loans as agreed herein;

10.1.2 Has the right to require Party A to keep confidential the production, operation, property and account provided by Party B, unless otherwise specified herein;

10.1.3 Shall have the right to transfer debts to a third party after obtaining the written consent of Party A.

10.2 Party B shall undertake the following obligations:

10.2.1 It shall truthfully provide the documents and materials required by Party A (including but not limited to providing the true financial account books/statements and annual financial reports, major decisions and changes in production, operation and management, fund withdrawal/spending materials and materials related to collateral according to the period required by Party A), the financing situation of Party B in other financial institutions and the non-governmental financing situations (including the financing obtained by Party B at the time of signing the Contract and the financing being applied for), as well as all the opening banks, account numbers and the balance of deposit and loan, so as to ensure the truthfulness, accuracy and completeness of the provided materials, and cooperate with the investigation, review and inspection of Party A;

10.2.2 Party B shall accept Party A’s supervision over its use of credit funds and related production, operation and financial activities, and timely take reasonable measures for Party A’s suggestions or requirements;

The 10.2.3 Party B shall use the loan for the purposes specified in the Contract and comply with the requirements of Party A on the payment management of loan funds;

10.2.4 Party B shall repay the loan principal, interest and expenses in full and on time as agreed in the Contract;

10.2.5 When Party B transfers all or part of the debts hereunder to a third party, Party A’s written consent shall be obtained;

10.2.6 In the case of any of the following circumstances, Party B shall immediately notify Party A and cooperate with Party A to implement the guarantee measures for the full repayment of loan principal and interest and all other expenses under the Contract as required by Party A:

10.2.6.1 Significant financial loss, asset loss or other financial crisis;

10.2.6.2 To provide loans or guarantees for the benefit of third parties or to protect third parties from loss, or to provide collateral (pledge) security against their own property (rights) (or all property/rights of the actual controller or its affiliates);

10.2.6.3 The credit status decreases and the profitability of the main business decreases;

10.2.6.4 In the case of suspension, revocation or cancellation of business license, application or bankruptcy or dissolution, or change of important enterprise information, such as change of enterprise name, registered address, business camp and beneficial owner; Or the controlling shareholder/actual controller of the Borrower changes; Or the legal representative, director or important senior management of the Borrower has personnel changes, or the freedom of such persons is restricted by the state authority due to violation of laws, discipline and other matters, or missing for more than 7 days, which may affect the normal operation of the Borrower;

10.2.6.5 The operation or financial crisis of its controlling shareholder, actual controller or other affiliated company affects its normal operation; Or its controlling shareholder/actual controller abuses the independent status of the company as a legal person or limited liability of the shareholder, evades debts, stops production, closes business, is cancelled or revoked business license, applying for or is applied for bankruptcy, dissolves, is punished by the competent authority, constitutes a criminal offence, and involves a material legal dispute; Or the legal representative/principal person in charge, director or important senior management of the controlling shareholder or other affiliated company or the actual controlling person changes, or such persons are punished/restricted by the state authority for violation of laws and discipline, or are missing for more than 7 days, which may affect its normal operation;

10.2.6.6 The major related transaction between its controlling shareholders, other affiliated companies and actual controllers with amount more than 10% of Party B’s net assets (Party B’s notice shall cover at least the affiliated relationship of all parties to the transaction, transaction items and nature, transaction amount or corresponding proportion, pricing policy (including transactions with no amount or only symbolic amount), etc.);

10.2.6.7 Any lawsuit, arbitration or criminal or administrative penalty that causes significant adverse consequences to its operation or property status;

10.2.6.8 Party B or its actual controller commits large amount of non-governmental usury; Or bad credit records such as lending to pay old loan, overdue loan, interest overdue, etc. in other bank; Or the internal capital chain of the affiliated enterprise of Party B fails, resulting in debt crisis; Or Party B’s project stops, delays construction or in major investment errors;

10.2.6.9 Other major events that may affect the solvency of Party B and its controlling shareholders/actual controllers.

10.2.7 Party B shall not slack in the administration and recovery of claims due or dispose of existing principal property free of charge or otherwise improperly.

10.2.8 Party B shall obtain the written consent of Party A before undertaking major matters such as merger, division, reorganization, joint venture (cooperation), property right transfer, joint stock system reform, foreign investment and debt financing increase.

10.2.9 Party B shall ensure that the settlement, payment and other income and expenditure activities are mainly carried out in the bank settlement accounts opened by Party A. During the loan period, the settlement transaction share of Party B in the designated account shall be at least not less than the financing share of Party B in Party A.

10.2.10 In the case that Party B provides security pledge, if the balance of the security account is less than 95% of the corresponding specific loan amount due to exchange rate fluctuation, Party B is obliged to add security or other guarantees of corresponding amount as required by Party A.

11. Rights and obligations of Party A

11.1 Party A shall enjoy the following rights:

11.1.1 Party A has the right to require Party B to repay the loan principal, interest and expenses in full as agreed term;

11.1.2 Party A has the right to request Party B to provide information related to the loan;

11.1.3 Party A has the right to know Party B’s production, operation and financial activities;

11.1.4 Party A has the right to supervise Party B to use the loan for the purposes agreed in the Contract;

11.1.5 Party A shall have the right to supervise the accounts opened by Party B in Party A and entrust other institutions of China Merchants Bank other than Party A to supervise the accounts of Party B, and control the payment of loan funds according to the loan purpose and payment scope agreed by both parties; have the right to unilaterally suspend or restrict other online functions of the enterprise online banking/enterprise APP/of Party B’s account directly (including but not limited to closing other online functions of the enterprise online banking/enterprise App/, preset payment object list/single payment limit/stage payment limit, etc.) and other electronic payment channels, restrict the sale of settlement vouchers, restrict the counter payment and transfer of Party B’s account, and the payment and exchange functions of non-counter channels such as telephone bank and mobile bank;

11.1.6 Party A has the right to directly deduct money from the account opened by Party B in any institution of China Merchants Bank for repayment of the debts owed by Party B under the Contract and each specific business document (if the credit debt is not in RMB, Party 11.1.6 has the right to directly purchase foreign exchange or trade foreign exchange from any account of Party B according to the exchange rate announced at the time of deduction to repay the credit principal, interest and expenses);

11.1.7 Party A shall have the right to transfer its creditor’s rights to Party B, and have the right to notify Party B of the transfer matters by fax, mailing, special person service, public announcement and the like, and to urge Party B to repay;

11.1.5 In the buyer’s credit seller’s interest repayment business and the seller’s credit buyer’s interest repayment business, Party A has the right to refuse to issue the loan to Party B before receiving the Interest Payment Commitment Letter submitted by the Seller/Buyer;

11.1.9 Party A has the right to withdraw the loan in advance according to Party B’s fund inflow;

11.1.10 Party A has the right to supervise the account of Party B and entrust other institutions of China Merchants Bank other than Party A to supervise the account of Party B, and control the payment of loan funds according to the loan purpose and payment scope agreed by both parties;

11.1.11 When Party A finds that any circumstance specified in Article 10.2.6 of the Contract exists in Party B, Party A has the right to require Party B to implement the guarantee measures for safe repayment of loan principal and interest and all related expenses under the Contract in accordance with Party A’s requirements, and also has the right to directly take one or more breach relief measures agreed in the “Event of default and handling” clause herein;

11.1.12 Party A’s other rights under this Contract.

11.2 Party A shall undertake the following obligations:

11.2.1 Issue loan to Party B according to the conditions specified in the Contract;

11.2.2 Keep the financial, production and operation conditions of Party B confidential, except otherwise stipulated by laws and regulations, required by regulatory agencies, or provided to Party A’s superior or subordinate agencies, or professional institutions such as external audit, accountant or lawyer with equal confidentiality obligations.

12. Party B guarantees the following matters in particular

12.1 Party B is a legal entity formally established and legally existing according to Chinese laws. The registration and annual report announcement procedures are true, lawful and valid and have sufficient civil capacity to sign and perform the Contract;

12.2 The signing and performance of the Contract has been fully and effectively authorized by the Board of Directors or any other authority. The Contract shall be legally and effectively binding on Party B from the date of signing.

12.3 The loan project and its settlement shall meet the requirements of laws and regulations, and the loan shall not be used for fixed assets, equity and other investments; or be used to buy and sell valued securities, futures and real estate; or for borrow from each other for illicit income; or in the fields and purposes with production and operation items prohibited by the State; or for any purpose other than those specified in the Contract;

12.4 Where the borrower pays the loan fund independently, Party B shall report the loan fund payment to Party A periodically (at least monthly), and Party A has the right to check whether the loan payment conforms to the agreed purpose by means of account analysis, voucher inspection and site investigation;

12.5 With the consent of Party A, if Party B needs to use online banking for loan payment, Party B has the obligation to accept the restrictive measures made by Party A to online banking, including preset payment object list, single payment limit and stage payment limit;

12.6 The documents, materials and vouchers provided by Party B concerning Party B, the guarantor, the mortgaged (pledgor) person and the mortgaged (pledged) property are true, accurate, complete and valid, and do not contain material errors or omit any material facts inconsistent with the facts;

12.7 At the time of signing the Contract, no lawsuit, arbitration or criminal or administrative penalty will occur to Party B or Party B’s main property, and no such lawsuit, arbitration or criminal or administrative penalty will occur during the execution of the Contract. In case of occurrence, Party B shall notify Party A immediately;

12.8 In its business activities, it shall strictly abide by various laws and regulations of the State, carry out various businesses in strict accordance with the business scope specified in Party B’s Business License, and timely handle the formalities of enterprise (legal person) registration, annual report and extension/extension of business term, etc.;

12.9 Maintain or improve the existing operation and management level, ensure the hedge and increase of the value of the existing assets, do not give up any expired creditor’s rights, and do not dispose of the existing main property without compensation or in other improper means;

12.10 Party B guarantees that there is no performance under the loan within foreign guarantee. In the case of such a situation, Party B shall notify Party A in time, and Party A has the right to suspend signing of a new contract for loan under the foreign guarantee or handle a new withdrawal; Party B guarantees that in the case of security performance, the sum of the outstanding principal balance and the external liabilities does not exceed the weighted balance of cross-border financing risks of Party B, and the risks arising from the weighted balance of cross-border financing risks of Party B shall be borne by Party B;

12.11 At the time of signing and performing this contract, Party B does not have any major event affecting the performance of Party B’s obligations under this contract.

13. Withdrawal and utilization

13.1 The use of loan by Party B under the Contract includes independent payment and entrusted payment.

13.1.1 Self-payment

Independent payment means that after Party A releases the loan funds to Party B’s account according to Party B’s withdrawal application, Party B shall independently pay to Party B’s counterparty. For the purpose agreed herein.

13.1.2 Trusted payment

Entrusted payment means that Party A pays the loan funds to Party B’s counterparty, through Party B’s account according to Party B’s withdrawal application and payment entrustment.

13.1.3 In the following cases, Party B shall adopt the entrusted payment method in full and unconditionally:

13.1.3.1 The single withdrawal of Party B exceeds RMB 10 million yuan (including, or equivalent to foreign currency);

13.1.3.2 Party A requires Party B to take the entrusted payment method according to the regulatory requirements or the need of risk management and control.

13.1.4 In the case of entrusted payment, the external payment after the loan is issued shall be approved by Party A before the external payment. Party B shall not evade the supervision of Party A through online banking, cheque withdrawal to other bank, neatening to zero, etc..

13.2 Party B shall submit the withdrawal application (which can be affixed with the official seal of Party B or the reserved seal of Party B in Party A), loan statement and materials required by Party A according to different requirements of independent payment and entrusted payment. Otherwise, Party A has the right to reject Party B’s application for withdrawal. If Party B provides inaccurate and incomplete payment information, resulting in delay or failure of fund payment, and Party B’s breach of contract with its counterparty or other losses, Party A shall not be liable.

13.3 If Party A agrees to issue the loan after receiving the above-mentioned documents, the actual amount, start and end date, purpose and interest rate of each loan/withdrawal shall be subject to the records of the loan certificate (or Party A’s system), and the unspecified contents shall be subject to the stipulations of the Contract.

For loan funds by entrusted payment method, Party B authorizes Party A to pay Party B’s counterparty through Party B’s account on the day of issuing (or the next working day after).

14. Loan extension

If Party B is unable to repay the loan herein on schedule and needs to handle loan extension, it shall submit a written application to Party A one month before the expiration of the Contract. If Party A agrees to extend the term upon review, Party A and Party B shall sign an extension agreement separately. If Party A disagrees with the extension, the Contract shall remain valid. The loan and interest payable already enjoyed by Party B shall be reimbursed in accordance with the Contract.

15. Costs

☐ 15.1 Where the Contract involves Party B to purchase accidental insurance with Party B as the first beneficiary, relevant insurance expenses shall be borne in the following manner. (Tick “☐” to indicate the provisions applicable)

Please tick “☐” to select:

☐ Undertaken by Party A.

☐ Party A and Party B shall jointly undertake per the following proportions: Party A _/ % B, Party B / %.

☐ 15.2 In case the Contract involves the enforcement of notarization fee (except the fee for applying for issuing the enforcement certificate), the following fees shall be borne (tick “☐” to indicate the provisions applicable).

Please tick “” to select:

☐ Undertaken by Party A.

☐ Party A and Party B shall jointly undertake the following proportions: Party A _/ % B, Party B / %.

15.3 For other matters entrusted to third parties, the relevant expenses shall be borne by the entrusting party. If both parties jointly act as principal, each party shall bear 50%.

In the case that Party B is unable to repay the loan principal and interest and repay the payable expenses under the Contract on time, all expenses such as attorney’s fee, lawsuit fee, travel expenses and application for issuance of enforcement certificate paid by Party A in order to realize the creditor’s right shall be borne by Party B in full, and Party B authorizes Party A to directly deduct the expenses from its bank account. In the case of any deficiency, Party B shall guarantee to repay the amount after receiving the notice of Party A, and Party A shall not be required to provide any proof.

16. Event of default and handling

16.1 Event of default shall be deemed to have occurred under any of the following circumstances:

16.1.1 The special warranty of Party B under the Contract is untrue and incomplete, or Party B violates the special warranty and fails to correct it immediately as required by Party A;

16.1.2 Party B fails to draw and use the loan in accordance with the provisions of the Contract, or fails to repay the loan principal, interest and expenses in full and on time herein, or Party B fails to provide the inflow into the account as required by Party A, or fails to accept the supervision of Party A, and fails to immediately correct the loan upon requirement by Party A;

16.1.3 Party B incurs a material breach of contract under a legally valid contract with other creditors of Party B and that fails to be satisfactorily resolved within three months from the date of the breach.

The aforesaid material breach of contract means that Party B’s breach of contract causes its creditors to have the right to claim more than RMB 1 million.

16.1.4 Party B violates the stipulations of the Contract and other obligations, or Party A reasonably judges that the credit status of Party B decreases or other circumstances may affect the realization of Party A’s debts.

16.1.5 Party B adopts “neatening to zero” to avoid Party B’s entrusting Party A to pay the external fund according to the requirements of the Contract;

16.1.6 If Party B is a new three-board listing enterprise or intends to apply for the new three-board listing, the new three-board listing of Party B encounters significant obstacles or the listing application is suspended; Party B has been issued warning letter by the new third board market, ordered to correct, restricted securities account transactions and other self-regulatory measures for a total of more than 3 times, or taken disciplinary action, terminated listing or other circumstances;

16.1.7 When Party B as the supplier of the government procurement unit, which brought risks to Party A’s credit authorization, such as continuous or accumulated three-phase delayed payment, or Party B is disqualified from supply (entering the black list of government procurement), or Party B supplies untimely, deliveries unstable product quality, in difficult operation, in worsening financial situation (insolvent), the project is suspended, etc.

16.1.8 Party B’s financial indicators fail to continuously meet the requirements stipulated in the Contract, or any precondition (if any) for Party A to provide loan/financing to Party B as agreed in the Contract consistently.

16.1.9 Party B’s business activities may bring anti-money laundering or sanctions risks to Party A.

16.1.10 Party B suffers from any other circumstances that Party A deems harmful to its lawful rights and interests.

16.2 If any of the following circumstances occurs to the Guarantor, Party A considers that it may affect the guaranty ability of the Guarantor, and requires the Guarantor to exclude the adverse effects caused therefrom, or requires Party B to add or replace the guarantee conditions, and if the Guarantor and Party B do not cooperate, the event of default shall be deemed to have occurred:

16.2.1 Party B fails to obtain the consent of Party A in case of any of the circumstances described in Article 10.2.6 of the Contract or the circumstances described in Article 10.2.8;

16.2.2 The irrevocable guarantee is issued with concealing the actual ability to bear the guarantee liability, or without the authorization of the competent authority;

16.2.3 Fails to handle the formalities of registration, annual report of the enterprise and extension/extension of the business term on time;

16.2.4 Dereliction of administration and recovery of claims due or disposal of existing principal property free of charge or other improper means.

16.2.5 In breach of any of its obligations, undertakings or representations in the irrevocable guarantee signed.

16.3 If any of the following occurs to the mortgagor (or pledgor), Party A considers that the mortgage (or pledge) is not established or the mortgaged property (or pledge) is insufficient. If the mortgagor (or pledgor) is required to exclude the adverse effects caused by this, or Party B is required to add or replace the guarantee conditions, and the mortgagor (or pledgor) and Party B do not cooperate, the breach of contract shall be deemed to have occurred.

16.3.1 There is no ownership or disposition of the collateral (or pledge), or the ownership is in dispute;

16.3.2 The mortgage (or pledge) fails to be completed the mortgage/pledge registration formalities, or has been leased, established residence right, sealed up, retained, supervised, existing shared/statutory prior priority (including but not limited to the priority of construction project payment and chattel price mortgage), established seller ownership retention priority, lessor financial lease priority, and/or conceals the occurrence of such circumstances;

16.3.3 The Mortgagor, without the written consent of Party A, transfers, leases, establishes the right of residence, re-mortgages or disposes of the mortgaged property in any improper way or establishes any form of right burden, or the mortgaged property, with the written consent of Party A, is not used to repay the debts owed by Party B to Party A as required by Party A;

16.3.4 The mortgagor fails to properly keep, maintain and repair the mortgaged property, resulting in obvious depreciation of the value of the mortgaged property; Or the behavior of the mortgagor directly endangers the mortgaged property, resulting in a decrease in the value of the mortgaged property; Or the Mortgagor fails to insure/renew the mortgaged property as required by Party A during the mortgage period;

16.3.5 The mortgagor fails to immediately inform Party A of the occurrence or possible occurrence of the risk of expropriation and demolition of the mortgaged property, and performs relevant obligations as agreed in the mortgage contract;

16.3.6. Where the mortgagor provides the residual value mortgage guarantee for the business under the Contract with the mortgage property of China Merchants Bank, the mortgagor settles the individual mortgage loan in advance without the consent of Party A before Party B repay the debt under the Contract;

16.3.7 When the pledgor pledges the financial product, the financial product subscription fund source is illegal/compliant;

16.3.8 The occurrence or possible occurrence of mortgaged (pledged) property affects the value of mortgaged (pledged) property or Party A’s mortgage (pledged) right, etc.

16.3.9 The Mortgagor (or Pledger) breaches of any of its obligations, undertakings or representations under the Mortgage Contract/Pledging Contract signed by it.

16.4 When the guarantee under the Contract includes the pledge of accounts receivable, if the accounts receivable debtor suffers from obvious deterioration of operation, transfer of property/withdrawal of funds to avoid debts, collusion with the pledgor of accounts receivable to change the capital inflow path, resulting in the failure of accounts receivable to enter the special inflow account, loss of commercial reputation, loss of or possible loss of performance capacity or other major matters affecting its ability to repay debts, Party A has the right to require Party B to provide corresponding guarantee or provide new effective accounts receivable for pledge; If Party B fails to provide it, the event of default shall be deemed to have occurred.

16.5 In the event of any of the above-mentioned Events of Default, Party A has the right to take the following measures at the same time or separately:

16.5.1. Change the entrusted payment conditions of the loan fund and cancel Party B’s use of the loan by means of “independent payment”;

16.5.2 Stop issuing loans not yet used by Party B;

16.5.3 Recover the loan principal and interest and related expenses issued in advance;

16.5.4. Directly freeze/deduct the deposits in the settlement account or other accounts of Party B, and entrust other institutions of China Merchants Bank to freeze/deduct the deposits of Party B in such institutions to pay off all the debts of Party B under the Contract, stop opening new settlement accounts for Party B, and stop handling new credit cards of Party B’s legal representative;

16.5.5 Submit the information of Party B’s breach of contract and discredit to the credit reference institution and banking associations, and shall have the right to share such information among banking institutions by appropriate means and even publicize it to the society;

16.5.6 Dispose of the collateral and/or recover from the guarantor in accordance with the provisions of the guarantee document;

16.5.7 Party A may also directly request Party B to provide other property acceptable as a new guarantee, if Party B fails to provide a new guarantee as required, Party B shall bear penalty equal to 30.0% of the loan amount under the Contract.

16.5.8 Recourse in accordance with this Contract.

16.6 For the funds obtained by Party A through recovery, the payment shall be made in the order of expenses, penalty, compound interest, penalty interest, interest, and final loan principal, until all principal and interest and all related expenses are paid off.

For loans issued in installments, the funds obtained by recourse shall be repaid in descending order of the maturity date of the loan, and the specific principal and interest, liquidated damages and expenses of each loan period shall be repaid in descending order of the maturity date of the loan.

Party A has the right to adjust the above-mentioned repayment sequence unilaterally, unless otherwise required by laws and regulations.

17. Alteration and termination of the contract

The Contract may be modified and rescinded by the written agreement reached by both parties through negotiation. The Contract shall remain valid until the written agreement is reached. Neither party may unilaterally modify, or rescind the Contract.

18. Miscellaneous

18.1 Changes in situation and force mjeure

18.1.1 If Party A’s loan behavior under the Contract becomes illegal due to changes in applicable laws or policies, Party A has the right to terminate the Contract and declare all loans issued to mature ahead of time, and Party B shall repay them immediately as required by Party A.

18.1.2 In the case of any change in the requirements of applicable laws and policies, which results in additional costs for Party A to perform the loan obligations hereunder, Party B shall compensate the additional costs incurred by Party A according to the requirements of Party A.

18.1.3 In the course of performing the Contract, if one or both parties encounter force majeure, the party suffering force majeure shall not be liable for compensation for the loss suffered by the other party, but shall have the obligation to notify the other party in time and take reasonable measures to prevent the loss from expanding; otherwise, the party shall be liable to the other party for compensation for the expanded loss.

18.2 Reservations of rights

During the effective period of the Contract, Party A shall not give any tolerance, grace or delay to any breach or delay of Party B, and shall not prejudice, affect or restrict all rights and interests of Party A as creditors in accordance with the Contract and relevant laws, and shall not permit or accept any breach of the Contract by Party A, and shall not be deemed as waiver of Party A’s right to act on existing or future breach of the Contract.

18.3 Notification

The notices, requirements or other documents of Party A and Party B related to the Contract shall be sent in writing (including but not limited to letters, faxes, e-mails, electronic platforms such as China Merchants Bank Enterprise Online Banking/Enterprise App, mobile phone short messages or WeChat). Party B shall confirm the address and service of documents as follows:

18.3.1 Party B confirms and agrees to take Party B’s China Merchants Bank Enterprise Online Banking/Enterprise App and Party B’s contact address, e-mail, fax number, mobile phone number or WeChat specified in the Contract as the service address of all commercial and legal documents of Party B under the Contract.

Commercial documents referred to in this Article refer to various commercial documents such as business notice, confirmation, notice of breach of contract, notice of advance maturity, and overdue reminder during the business transaction hereunder; the legal instruments mentioned in this Article including notarial instruments and judicial instruments (including but not limited to the judicial instruments at the trial and execution stage, such as the statement of indictment/arbitration application, the statement of appeal, the reply, the evidence, the summons, the notice of appearance, the notice of proof, the notice of hearing, the notice of hearing, the judgment/award, the written order, the mediation agreement, and the notice of performance within a time limit).

Party A, the respondent court and the notary office shall be deemed to have been effectively served at the service address agreed in the preceding paragraph by the service method agreed herein.

18.3.2 Party B confirms and agrees that delivery by hand (including but not limited to delivery by lawyer/notary public, express delivery, etc.) shall be deemed as delivery by signature of the receiving party (in case of rejection by the receiving party, it shall be deemed as delivery on the date of rejection/return or seven days after the date of mailing, whichever is earlier); If it is delivered by postal letter, it shall be deemed to be served seven days after it is sent; In case of electronic delivery by fax, email, CMB Enterprise Online Banking/Enterprise APP (i.e. delivery to CMB Enterprise Online Banking/Enterprise APP through CMB Enterprise Online Banking/Enterprise APP), mobile phone SMS or WeChat, the date shall be determined by displayed date of successful delivery the Party A’s corresponding system/electronic device. Where Party A notifies Party B of the transfer of creditor’s rights by means of announcement in the public media or urges Party B for repayment, it shall be deemed to be served on the date of announcement.

18.3.3 If Party B changes the contact address, e-mail address, fax number or mobile phone number or WeChat, Party B shall notify Party A in writing of the changed information within five working days from the date of change, otherwise Party A has the right to deliver the information according to the original contact address or information of Party B. If Party B fails to successfully deliver the contact address or information change, the date of delivery shall be deemed as 7 days after return or the date of delivery (whichever is earlier). Party B shall bear the possible losses arising therefrom, which shall not affect the legal effect of service.

18.3.4 Party B further agrees that the court may serve judicial documents on Party B through electronic means such as the China Trial Process Information Publication Network and the national uniform service platform; If the aforesaid mentioned way of service is adopted, the date on which the judicial documents are successfully sent shall be deemed as the service date indicated by the China Trial Process Information Publication Network and the national unified service platform; Where the court completes the service of judicial documents by electronic service, it is not necessary to serve the paper judicial documents at the contact address of Party B.

18.3.5 The service address and service method agreed in this Article shall be applicable to the period of contract performance, dispute settlement, arbitration, court trial (first instance, second instance and retrial) and execution.

18.4 The withdrawal application, loan receipt, business information recorded by Party A system and the written supplementary agreement reached by Party A and Party B through negotiation on matters not covered herein and changes herein shall constitute an integral part of the Contract.

18.5 In order to facilitate business handling, all operations (including but not limited to application acceptance, data review, lending, transaction confirmation, deduction, inquiry, receipt printing, collection, payment deduction, etc.) involving transactions of Party A may be handled by any branch within the jurisdiction of Party A, and relevant letters may be generated, issued or issued. The business operations and letters of the branch within the jurisdiction of Party A shall be deemed as Party A’s acts and shall be binding on Party B.

18.6 Other agreements:

The loan under the Contract shall be lump-sum loan according to the loan notice issued by Shenzhen Medium and Small Enterprises Financing Guarantee Co., Ltd.

19. Applicable law and dispute resolution

19.1 The conclusion, interpretation and settlement of the Contract shall be governed by the laws of the People’s Republic of China (excluding the laws of Hong Kong, Macao and Taiwan), and the rights and interests of Party A and Party B shall be guaranteed by the laws of the People’s Republic of China.

19.1 If the dispute between Party A and Party B during the performance of the Contract cannot be settled through negotiation, either party shall (please tick in “☐” in one of the three):

☑19.2.1 To bring a lawsuit to the people’s court with jurisdiction where Party A is located;

☐ 19.2.2 Shall file a lawsuit with the people’s court having jurisdiction over the place where the contract is signed, and the place where the contract is signed is /;

☐ 19.2.3 Apply to/(fill in the specific name of the arbitration instrument) for arbitration in accordance with the prevailing arbitration rules, with the arbitration place located at _/.

19.3 After Party A and Party B have handled the notarization giving enforcement effect to the Contract, Party A may directly apply to the competent people’s court for compulsory enforcement, so as to recover the debts due under the Contract.

20. Contract effectiveness

The Contract shall come into force after being signed by the legal representative (person in charge) or authorized agent of both parties (or stamped) and affixed with the official seal of the unit/contract special seal, and shall automatically become invalid until the date when all loan principal and interest and other related expenses under the Contract are paid off.

21. Annex

The Contract is made in quadruplicate, each of the same legal effect, with Party A, Party B and each guarantor each holding one copy.

Party B declares that:

All terms of this contract are reached after fully negotiation by both parties. Party A has brought to the special attention of Party B the clauses related to the exemption or reduction of Party A’s responsibilities and other significant interests of Party B, and made corresponding explanations on the above clauses at the request of Party B. Party B has fully and accurately understood it. The parties hereto shall have the same understanding of the terms of the Contract.

(No text below)

(The following is the signature column of the Loan Contract No. 755HT2021169271)

Party A: China Merchants Bank Co., Ltd. Shenzhen Branch (Sealed with special seal for contract)

Legal representative/responsible person or authorized agent (signature/signature seal): Yue Ying (sealed)

Contact address: CMB Shenzhen Branch Building, 2016 Shennan Avenue, Futian District, Shenzhen.

755923831810101

The official seal has been verified: Deng Kaidan

Party B: Shenzhen VLG Wireless Technology Co., Ltd. (sealed)

Legal representative/responsible person or authorized agent (signature/signature seal): Bai Guiqing (sealed)

Contact Address: 3/F&4/F, Building 1, Haoyee Industrial Park, Tiegang Road, Xixiang Sub-district, Bao’an District, Shenzhen, Guangdong Province

Email address: _/

Fax No.: _/

Contact number: 13530081875

WeChat: _/

Date: September 23, 2021

China Merchant Bank

Loan Certificate

Contract Number: Lending Date:

Name of Borrower:			Account number
Loan amount:			In figures
Business due date:	Interest rate	☑Fixed rate	☐ Floating rate: Floating period: ☐ M/☐ D

Based on the one-year loan market quotation rate as published by the National Inter-Bank Offer Rate Center on the working day before the pricing date. ☐ floating up/☐ down %, or ☑adding/☐ subtracting basis points.

☐ One-off Interest Collection (Collect Before/After) ☐ Interest Settlement by Month ☐ Interest Settlement by Quarter ☐ Annual Interest Settlement ☐ Interest Settlement by Single Amounts

It is hereby confirmed that the above amount has been issued by the bank; the use, repayment or abnormality of the fund borrowed shall be handled in accordance with the relevant business agreement. Shenzhen VLG Wireless Technology Co., Ltd., Special seal for finance (sealed) Bai Guiqing (sealed)

Dear Customer, In order to safeguard the Bank rights and interests, please read the full contract carefully before signing, especially the blackened and bold clauses. If there is any doubt, please inquire. Or the Bank may further consult the Bank lawyer and relevant professionals.

Loan Contract

No.: 755HT2021169271

☐ This contract is the specific contract under Credit Agreement numbered / ,(If this clause applies, tick “☐”)

Lender: China Merchants Bank Co., Ltd., Shenzhen Branch (Hereinafter referred to as “Party A”)

Borrower: Shenzhen VLG Wireless Technology Co., Ltd. (Hereinafter referred to as “Party B”)

Party B applies to Party A for loan, and Party A agrees to issue the loan upon review. Party A and Party B hereby concluded the Contract based on the following clauses through thorough consultation in accordance with relevant laws and regulations.

1. Currency and amount of loan

RMB (in words) Five Million Yuan only.

2. Purpose of the loan

This loan is a working capital loan and can only be used for payment of goods. Without the written consent of Party A, Party B shall not divert for other purposes.

3. Term of loan

For a period of 12 months, counting from the actual loan issuing date, subject to the loan certificate (or Party A’s system record).

During the term of the loan, Party A may issue the loan by installments according to the actual usage of the loan by Party B, and the specific loan amount and start/end date of each period shall follow the loan certificate (or Party A’s system record).

☑During the loan term, Party A has the right to require Party B to repay the loan in installments in accordance with the following plan (if the following terms are selected, tick “☐”):

For the loan principal under the Contract, Party B shall repay One Hundred and Fifty Thousand Yuan Only on the 21st of each month from the month following the loan issuance date, and the balance shall be settled at one time on the expiry date of the loan term under the Contract;

/

☐ Party B shall repay all loan principal at a lump sum on the loan maturity date. (If this clause is used, tick “☐”)

4. Account information

☐ 4.1 Loan-specific account (Tick “☐” to indicate that the provisions of this article apply)

The issuance and external payment of all loan funds under the Contract shall be handled through the following accounts.

Account name:/

Account No.:/

Bank:/

4.2. Fund receiving account

4.2.1 Party A and Party B agree to designate the following account as Party B’s fund receiving account:

Account name: Shenzhen VLG Wireless Technology Co., Ltd.

Account No.: 755923831810101

Bank: China Merchants Bank Co., Ltd., Shenzhen Venture Branch

4.2.2 The account monitoring requirements are as follows: _/

Party A has the right to withdraw the loan in advance according to Party B’s fund receiving, that is, when capital flow into the account, the corresponding amount of loan can be considered as due in advance, and Party A has the right to directly deduct from the account to repay the loan.

4.2.3 Party B shall provide the above-mentioned account in-flow and out-flow information on a quarterly basis, and cooperate with Party A to monitor relevant accounts and receiving funds.

5. Loan rate and interest

5.1 Interest rate:

5.1.1 The loan adopts (tick “☐” if applicable):

☑Fixed rate ☐ Floating rate

5.1.2 Determination of interest rate during the contract period (tick “☐” if applicable):

5.1.2.1 In the case of issuing RMB loan, the quotation rate (LPR) in the loan market of one year or above published by the National Inter-Bank Offer Rate Center for ☑1-year/☐ 5-yaear above loan on working day before the pricing date shall be taken as the benchmark interest rate, ☑plus/minus 50.00 basic points (BPs) or/as the benchmark interest rate.

The floating ratio (hereinafter referred to as “floating ratio”) or plus or minus basic point (hereinafter referred to as “basic point”) agreed herein on the basis of the benchmark interest rate refers to that determined at the time of signing of the Contract. If the floating ratio or basic point (BPs) and other interest rate elements agreed herein are inconsistent with the records of the loan certificate (or Party A’s system record), the records of the loan certificate (or Party A’s system record) shall prevail.

5.1.2.2 In the case of foreign currency loan, the benchmark interest rate shall base on the pricing date or the first or second working day prior to the pricing day for the same currency loaned for ☐ / month/☐ / day, ☐ / plus/☐ / minus/basic point (BPs). Party A shall determine the interest rate based on international practices.

5.1.2.3 Pricing date refers to the reference date used to determine the benchmark interest rate during the loan period or floating period. If the fixed interest rate is adopted for the loan, the pricing date shall be the actual issuing date of the loan; when the floating interest rate is adopted for the loan, the pricing date shall be determined in accordance with Article 5.1.3.

5.1.3 In the case of this loan, the floating rate shall be a floating period of / month / day, and the base rate applicable during each floating period shall be determined in accordance with the provisions of this Article.

The actual loan issue date is the pricing date of the first floating period, and the first day of each floating period thereafter is the pricing date of the floating period.

5.1.4 Party A has the right to adjust the benchmark interest rate or interest rate pricing method periodically or irregularly according to the changes in relevant national policies, domestic and foreign market changes or changes in Party A’s own credit policies. Such adjustment shall come into force after Party A notifies Party B (the notice shall be released at Party A’s outlet or on the official website of China Merchants Bank, or shall be sent to Party B per any contact address/method specified herein). The relevant loan newly regarding the withdrawal by Party B and the specific benchmark interest rate, floating ratio and/or basic point of the loan which has been withdrawn by Party B and has not been repaid before the notice takes effect shall be executed according to the notice of Party A. If Party B does not accept the adjustment, the loan may be repaid in advance; otherwise, it shall be deemed as approved and executed according to the notice.

In the case of any inconsistency between this Clause and other relevant parts of this Contract, the provisions of this Clause shall prevail.

5.1.5 If Party B fails to use the loan in accordance with the contract, for the loan part not for intended use, the penalty interest shall be charged 100% over the original rate from the date of change of use. The original rate means the rate applicable before the loan is repurposed.

Where Party B fails to repay the loan on schedule, the overdue interest (i.e. penalty interest) shall be charged on the basis of 50% (overdue loan interest rate) of the original interest rate as of the overdue date. The original rate means the rate applicable before the maturity date of the loan (including the advance maturity date) (or, in the case of a floating rate, the last floating period before the maturity date of the loan (including the advance maturity date)).

If the loan is overdue and not used in accordance with the contracted purpose, interest shall be calculated according to the higher of the above provisions.

5.1.6 If the People’s Bank of China adjusts the loan interest rate during the loan period, the relevant regulations of the People’s Bank of China shall be followed.

5.1.7 Unless otherwise specified, the loan interest rate hereunder shall be calculated by the simple interest method.

5.2 Interest calculation: The interest of the loan shall be calculated according to the actual loan amount and actual occupation days from the date of the loan entering into Party B’s account, and the interest calculation date shall be 20 days per month. The daily interest rate of RMB is equal to annual interest rate dividing 360, and the conversion method of daily interest rate of foreign currency shall be implemented in accordance with international practices.

If the maturity date of the loan is on a holiday, the loan shall be automatically postponed until the first following working day, and the interest shall be calculated according to the actual days occupied by the loan fund.

5.3 Interest Payment

5.3.1 (Please tick “☐” for the applicable terms):

☑ Party B shall pay interest on each interest day, and Party A may directly deduct interest payable from any of Party B’s account of China Merchants Bank.

☐ Party B shall pay all interest on the loan at one time on the maturity date of the loan, and Party A may directly deduct from any of Party B’s account of China Merchants Bank.

5.3.2 If the last repayment date of the loan principal is not the interest-bearing date, the last repayment date of the loan principal is the interest-paying date on which the Borrower shall pay all interest payable on the loan principal. If Party B fails to pay interest on time, Party B shall calculate compound interest on unpaid interest (including penalty interest) according to the overdue interest rate specified herein.

6. Prepayment

6.1 Where Party B applies for prepayment, it shall submit a written application to Party A 7 working days before the planned prepayment date, and pay the penalty for prepayment to Party A (except that Party B is a national standard small and micro enterprise). Prepayment penalty = prepayment amount * proportion of penalty damages. The specific proportion of penalty shall be determined by Party A according to the loan term and loan aging (i.e. the actual duration of the loan) agreed herein. After Party A approves Party B’s application for early repayment and notifies Party B in writing of the specific proportion of penalty, Party B shall pay Party A full amount of penalty for early repayment within the time required by Party A; otherwise Party A has the right to refuse Party B’s application for prepayment. Party A has the right but not the obligation to appropriately reduce the amount of penalty for Party B’s prepayment according to such factors as the remaining term of the loan at the time of prepayment.

6.2 Party B shall repay the loan in advance, and the interest rate shall still be calculated according to the stipulations of the Contract, and the interest payable shall be calculated according to the actual loan term.

7. Party B shall select (tick “☐” according to the actual situation) as required by Party A:

☐ Insure its core assets and designate Party A as the first beneficiary in order;

☐ Party B shall not sell or mortgage the assets designated by Party A before the loan is settled;

☐ Limit the dividend of its shareholders according to the requirements of Party A before the loan is settled as follows:

/

Party B shall ensure that all financial indexes of Party B during the loan period are not lower than the following requirements:

/

8. Security clause

8.1 All debts owed by Party B to Party A under the Contract shall be provided by Party B or a third party approved by Party A with property pledge guarantee or joint and several guarantee, and Party B or a third party as guarantor shall issue or sign a separate guarantee document as required by Party A.

8.2 If the Contract is a specific contract under the Credit Agreement, the liabilities under the Contract shall be automatically included in the guarantee scope of the guarantor who has signed the maximum amount mortgage/pledge contract with Party A or issued the maximum amount irrevocable guarantee to Party A.

8.3 In the case that the Guarantor provides real estate mortgage guarantee for all debts owed by Party B to Party A under the Contract, if Party B is aware that the mortgaged property has been or may be included in the government demolition and collection plan, Party B shall immediately notify Party A, and urge the Mortgagor to continue to provide guarantee for Party B’s debts with the compensation products provided by the demolition party in accordance with relevant stipulations in the mortgage contract and complete corresponding guarantee formalities in time, or provide other guarantee measures required and recognized by Party A.

8.4 If the Guarantor fails to sign the guarantee agreement and complete the guarantee formalities (including the A/R debtor defence against the A/R before the A/R pledge), Party A has the right to refuse to issue the loan to Party B.

9. Loan prerequisites

The granting of the loan under this contract (including each loan separately granted) shall be based on the condition that Party B meets the following conditions. Party A has the right to refuse to issue loan if Party B fails to comply with the following:

9.1 Party B provides relevant materials according to the requirements of the Contract;

9.2 Party B shall cooperate with Party A’s supervision and inspection according to the requirements of the Contract;

9.3 For the loan issued, Party B has fulfilled the obligation of repayment in full and on time;

9.4 Party B does not have any event of default specified in the Contract;

9.5 Party B does not violate other provisions of the Contract.

The loan precondition is established to protect the rights and interests of Party A, and Party A has the right to unilaterally lower the requirements on the loan precondition.

10. Rights and obligations of Party B

10.1 Party B shall enjoy the following rights:

10.1.1 Has the right to draw and use all loans as agreed herein;

10.1.2 Has the right to require Party A to keep confidential the production, operation, property and account provided by Party B, unless otherwise specified herein;

10.1.3 Shall have the right to transfer debts to a third party after obtaining the written consent of Party A.

10.2 Party B shall undertake the following obligations:

10.2.1 It shall truthfully provide the documents and materials required by Party A (including but not limited to providing the true financial account books/statements and annual financial reports, major decisions and changes in production, operation and management, fund withdrawal/spending materials and materials related to collateral according to the period required by Party A), the financing situation of Party B in other financial institutions and the non-governmental financing situations (including the financing obtained by Party B at the time of signing the Contract and the financing being applied for), as well as all the opening banks, account numbers and the balance of deposit and loan, so as to ensure the truthfulness, accuracy and completeness of the provided materials, and cooperate with the investigation, review and inspection of Party A;

10.2.2 Party B shall accept Party A’s supervision over its use of credit funds and related production, operation and financial activities, and timely take reasonable measures for Party A’s suggestions or requirements;

The 10.2.3 Party B shall use the loan for the purposes specified in the Contract and comply with the requirements of Party A on the payment management of loan funds;

10.2.4 Party B shall repay the loan principal, interest and expenses in full and on time as agreed in the Contract;

10.2.5 When Party B transfers all or part of the debts hereunder to a third party, Party A’s written consent shall be obtained;

10.2.6 In the case of any of the following circumstances, Party B shall immediately notify Party A and cooperate with Party A to implement the guarantee measures for the full repayment of loan principal and interest and all other expenses under the Contract as required by Party A:

10.2.6.1 Significant financial loss, asset loss or other financial crisis;

10.2.6.2 To provide loans or guarantees for the benefit of third parties or to protect third parties from loss, or to provide collateral (pledge) security against their own property (rights) (or all property/rights of the actual controller or its affiliates);

10.2.6.3 The credit status decreases and the profitability of the main business decreases;

10.2.6.4 In the case of suspension, revocation or cancellation of business license, application or bankruptcy or dissolution, or change of important enterprise information, such as change of enterprise name, registered address, business camp and beneficial owner; Or the controlling shareholder/actual controller of the Borrower changes; Or the legal representative, director or important senior management of the Borrower has personnel changes, or the freedom of such persons is restricted by the state authority due to violation of laws, discipline and other matters, or missing for more than 7 days, which may affect the normal operation of the Borrower;

10.2.6.5 The operation or financial crisis of its controlling shareholder, actual controller or other affiliated company affects its normal operation; Or its controlling shareholder/actual controller abuses the independent status of the company as a legal person or limited liability of the shareholder, evades debts, stops production, closes business, is cancelled or revoked business license, applying for or is applied for bankruptcy, dissolves, is punished by the competent authority, constitutes a criminal offence, and involves a material legal dispute; Or the legal representative/principal person in charge, director or important senior management of the controlling shareholder or other affiliated company or the actual controlling person changes, or such persons are punished/restricted by the state authority for violation of laws and discipline, or are missing for more than 7 days, which may affect its normal operation;

10.2.6.6 The major related transaction between its controlling shareholders, other affiliated companies and actual controllers with amount more than 10% of Party B’s net assets (Party B’s notice shall cover at least the affiliated relationship of all parties to the transaction, transaction items and nature, transaction amount or corresponding proportion, pricing policy (including transactions with no amount or only symbolic amount), etc.);

10.2.6.7 Any lawsuit, arbitration or criminal or administrative penalty that causes significant adverse consequences to its operation or property status;

10.2.6.8 Party B or its actual controller commits large amount of non-governmental usury; Or bad credit records such as lending to pay old loan, overdue loan, interest overdue, etc. in other bank; Or the internal capital chain of the affiliated enterprise of Party B fails, resulting in debt crisis; Or Party B’s project stops, delays construction or in major investment errors;

10.2.6.9 Other major events that may affect the solvency of Party B and its controlling shareholders/actual controllers.

10.2.7 Party B shall not slack in the administration and recovery of claims due or dispose of existing principal property free of charge or otherwise improperly.

10.2.8 Party B shall obtain the written consent of Party A before undertaking major matters such as merger, division, reorganization, joint venture (cooperation), property right transfer, joint stock system reform, foreign investment and debt financing increase.

10.2.9 Party B shall ensure that the settlement, payment and other income and expenditure activities are mainly carried out in the bank settlement accounts opened by Party A. During the loan period, the settlement transaction share of Party B in the designated account shall be at least not less than the financing share of Party B in Party A.

10.2.10 In the case that Party B provides security pledge, if the balance of the security account is less than 95% of the corresponding specific loan amount due to exchange rate fluctuation, Party B is obliged to add security or other guarantees of corresponding amount as required by Party A.

11. Rights and obligations of Party A

11.1 Party A shall enjoy the following rights:

11.1.1 Party A has the right to require Party B to repay the loan principal, interest and expenses in full as agreed term;

11.1.2 Party A has the right to request Party B to provide information related to the loan;

11.1.3 Party A has the right to know Party B’s production, operation and financial activities;

11.1.4 Party A has the right to supervise Party B to use the loan for the purposes agreed in the Contract;

11.1.5 Party A shall have the right to supervise the accounts opened by Party B in Party A and entrust other institutions of China Merchants Bank other than Party A to supervise the accounts of Party B, and control the payment of loan funds according to the loan purpose and payment scope agreed by both parties; have the right to unilaterally suspend or restrict other online functions of the enterprise online banking/enterprise APP/of Party B’s account directly (including but not limited to closing other online functions of the enterprise online banking/enterprise App/, preset payment object list/single payment limit/stage payment limit, etc.) and other electronic payment channels, restrict the sale of settlement vouchers, restrict the counter payment and transfer of Party B’s account, and the payment and exchange functions of non-counter channels such as telephone bank and mobile bank;

11.1.6 Party A has the right to directly deduct money from the account opened by Party B in any institution of China Merchants Bank for repayment of the debts owed by Party B under the Contract and each specific business document (if the credit debt is not in RMB, Party 11.1.6 has the right to directly purchase foreign exchange or trade foreign exchange from any account of Party B according to the exchange rate announced at the time of deduction to repay the credit principal, interest and expenses);

11.1.7 Party A shall have the right to transfer its creditor’s rights to Party B, and have the right to notify Party B of the transfer matters by fax, mailing, special person service, public announcement and the like, and to urge Party B to repay;

11.1.5 In the buyer’s credit seller’s interest repayment business and the seller’s credit buyer’s interest repayment business, Party A has the right to refuse to issue the loan to Party B before receiving the Interest Payment Commitment Letter submitted by the Seller/Buyer;

11.1.9 Party A has the right to withdraw the loan in advance according to Party B’s fund inflow;

11.1.10 Party A has the right to supervise the account of Party B and entrust other institutions of China Merchants Bank other than Party A to supervise the account of Party B, and control the payment of loan funds according to the loan purpose and payment scope agreed by both parties;

11.1.11 When Party A finds that any circumstance specified in Article 10.2.6 of the Contract exists in Party B, Party A has the right to require Party B to implement the guarantee measures for safe repayment of loan principal and interest and all related expenses under the Contract in accordance with Party A’s requirements, and also has the right to directly take one or more breach relief measures agreed in the “Event of default and handling” clause herein;

11.1.12 Party A’s other rights under this Contract.

11.2 Party A shall undertake the following obligations:

11.2.1 Issue loan to Party B according to the conditions specified in the Contract;

11.2.2 Keep the financial, production and operation conditions of Party B confidential, except otherwise stipulated by laws and regulations, required by regulatory agencies, or provided to Party A’s superior or subordinate agencies, or professional institutions such as external audit, accountant or lawyer with equal confidentiality obligations.

12. Party B guarantees the following matters in particular

12.1 Party B is a legal entity formally established and legally existing according to Chinese laws. The registration and annual report announcement procedures are true, lawful and valid and have sufficient civil capacity to sign and perform the Contract;

12.2 The signing and performance of the Contract has been fully and effectively authorized by the Board of Directors or any other authority. The Contract shall be legally and effectively binding on Party B from the date of signing.

12.3 The loan project and its settlement shall meet the requirements of laws and regulations, and the loan shall not be used for fixed assets, equity and other investments; or be used to buy and sell valued securities, futures and real estate; or for borrow from each other for illicit income; or in the fields and purposes with production and operation items prohibited by the State; or for any purpose other than those specified in the Contract;

12.4 Where the borrower pays the loan fund independently, Party B shall report the loan fund payment to Party A periodically (at least monthly), and Party A has the right to check whether the loan payment conforms to the agreed purpose by means of account analysis, voucher inspection and site investigation;

12.5 With the consent of Party A, if Party B needs to use online banking for loan payment, Party B has the obligation to accept the restrictive measures made by Party A to online banking, including preset payment object list, single payment limit and stage payment limit;

12.6 The documents, materials and vouchers provided by Party B concerning Party B, the guarantor, the mortgaged (pledgor) person and the mortgaged (pledged) property are true, accurate, complete and valid, and do not contain material errors or omit any material facts inconsistent with the facts;

12.7 At the time of signing the Contract, no lawsuit, arbitration or criminal or administrative penalty will occur to Party B or Party B’s main property, and no such lawsuit, arbitration or criminal or administrative penalty will occur during the execution of the Contract. In case of occurrence, Party B shall notify Party A immediately;

12.8 In its business activities, it shall strictly abide by various laws and regulations of the State, carry out various businesses in strict accordance with the business scope specified in Party B’s Business License, and timely handle the formalities of enterprise (legal person) registration, annual report and extension/extension of business term, etc.;

12.9 Maintain or improve the existing operation and management level, ensure the hedge and increase of the value of the existing assets, do not give up any expired creditor’s rights, and do not dispose of the existing main property without compensation or in other improper means;

12.10 Party B guarantees that there is no performance under the loan within foreign guarantee. In the case of such a situation, Party B shall notify Party A in time, and Party A has the right to suspend signing of a new contract for loan under the foreign guarantee or handle a new withdrawal; Party B guarantees that in the case of security performance, the sum of the outstanding principal balance and the external liabilities does not exceed the weighted balance of cross-border financing risks of Party B, and the risks arising from the weighted balance of cross-border financing risks of Party B shall be borne by Party B;

12.11 At the time of signing and performing this contract, Party B does not have any major event affecting the performance of Party B’s obligations under this contract.

13. Withdrawal and utilization

13.1 The use of loan by Party B under the Contract includes independent payment and entrusted payment.

13.1.1 Self-payment

Independent payment means that after Party A releases the loan funds to Party B’s account according to Party B’s withdrawal application, Party B shall independently pay to Party B’s counterparty. For the purpose agreed herein.

13.1.2 Trusted payment

Entrusted payment means that Party A pays the loan funds to Party B’s counterparty, through Party B’s account according to Party B’s withdrawal application and payment entrustment.

13.1.3 In the following cases, Party B shall adopt the entrusted payment method in full and unconditionally:

13.1.3.1 The single withdrawal of Party B exceeds RMB 10 million yuan (including, or equivalent to foreign currency);

13.1.3.2 Party A requires Party B to take the entrusted payment method according to the regulatory requirements or the need of risk management and control.

13.1.4 In the case of entrusted payment, the external payment after the loan is issued shall be approved by Party A before the external payment. Party B shall not evade the supervision of Party A through online banking, cheque withdrawal to other bank, neatening to zero, etc..

13.2 Party B shall submit the withdrawal application (which can be affixed with the official seal of Party B or the reserved seal of Party B in Party A), loan statement and materials required by Party A according to different requirements of independent payment and entrusted payment. Otherwise, Party A has the right to reject Party B’s application for withdrawal. If Party B provides inaccurate and incomplete payment information, resulting in delay or failure of fund payment, and Party B’s breach of contract with its counterparty or other losses, Party A shall not be liable.

13.3 If Party A agrees to issue the loan after receiving the above-mentioned documents, the actual amount, start and end date, purpose and interest rate of each loan/withdrawal shall be subject to the records of the loan certificate (or Party A’s system), and the unspecified contents shall be subject to the stipulations of the Contract.

For loan funds by entrusted payment method, Party B authorizes Party A to pay Party B’s counterparty through Party B’s account on the day of issuing (or the next working day after).

14. Loan extension

If Party B is unable to repay the loan herein on schedule and needs to handle loan extension, it shall submit a written application to Party A one month before the expiration of the Contract. If Party A agrees to extend the term upon review, Party A and Party B shall sign an extension agreement separately. If Party A disagrees with the extension, the Contract shall remain valid. The loan and interest payable already enjoyed by Party B shall be reimbursed in accordance with the Contract.

15. Costs

☐ 15.1 Where the Contract involves Party B to purchase accidental insurance with Party B as the first beneficiary, relevant insurance expenses shall be borne in the following manner. (Tick “☐” to indicate the provisions applicable)

Please tick “☐” to select:

☐ Undertaken by Party A.

☐ Party A and Party B shall jointly undertake per the following proportions: Party A _/ % B, Party B / %.

☐ 15.2 In case the Contract involves the enforcement of notarization fee (except the fee for applying for issuing the enforcement certificate), the following fees shall be borne (tick “☐” to indicate the provisions applicable).

Please tick “” to select:

☐ Undertaken by Party A.

☐ Party A and Party B shall jointly undertake the following proportions: Party A _/ % B, Party B / %.

15.3 For other matters entrusted to third parties, the relevant expenses shall be borne by the entrusting party. If both parties jointly act as principal, each party shall bear 50%.

In the case that Party B is unable to repay the loan principal and interest and repay the payable expenses under the Contract on time, all expenses such as attorney’s fee, lawsuit fee, travel expenses and application for issuance of enforcement certificate paid by Party A in order to realize the creditor’s right shall be borne by Party B in full, and Party B authorizes Party A to directly deduct the expenses from its bank account. In the case of any deficiency, Party B shall guarantee to repay the amount after receiving the notice of Party A, and Party A shall not be required to provide any proof.

16. Event of default and handling

16.1 Event of default shall be deemed to have occurred under any of the following circumstances:

16.1.1 The special warranty of Party B under the Contract is untrue and incomplete, or Party B violates the special warranty and fails to correct it immediately as required by Party A;

16.1.2 Party B fails to draw and use the loan in accordance with the provisions of the Contract, or fails to repay the loan principal, interest and expenses in full and on time herein, or Party B fails to provide the inflow into the account as required by Party A, or fails to accept the supervision of Party A, and fails to immediately correct the loan upon requirement by Party A;

16.1.3 Party B incurs a material breach of contract under a legally valid contract with other creditors of Party B and that fails to be satisfactorily resolved within three months from the date of the breach.

The aforesaid material breach of contract means that Party B’s breach of contract causes its creditors to have the right to claim more than RMB 1 million.

16.1.4 Party B violates the stipulations of the Contract and other obligations, or Party A reasonably judges that the credit status of Party B decreases or other circumstances may affect the realization of Party A’s debts.

16.1.5 Party B adopts “neatening to zero” to avoid Party B’s entrusting Party A to pay the external fund according to the requirements of the Contract;

16.1.6 If Party B is a new three-board listing enterprise or intends to apply for the new three-board listing, the new three-board listing of Party B encounters significant obstacles or the listing application is suspended; Party B has been issued warning letter by the new third board market, ordered to correct, restricted securities account transactions and other self-regulatory measures for a total of more than 3 times, or taken disciplinary action, terminated listing or other circumstances;

16.1.7 When Party B as the supplier of the government procurement unit, which brought risks to Party A’s credit authorization, such as continuous or accumulated three-phase delayed payment, or Party B is disqualified from supply (entering the black list of government procurement), or Party B supplies untimely, deliveries unstable product quality, in difficult operation, in worsening financial situation (insolvent), the project is suspended, etc.

16.1.8 Party B’s financial indicators fail to continuously meet the requirements stipulated in the Contract, or any precondition (if any) for Party A to provide loan/financing to Party B as agreed in the Contract consistently.

16.1.9 Party B’s business activities may bring anti-money laundering or sanctions risks to Party A.

16.1.10 Party B suffers from any other circumstances that Party A deems harmful to its lawful rights and interests.

16.2 If any of the following circumstances occurs to the Guarantor, Party A considers that it may affect the guaranty ability of the Guarantor, and requires the Guarantor to exclude the adverse effects caused therefrom, or requires Party B to add or replace the guarantee conditions, and if the Guarantor and Party B do not cooperate, the event of default shall be deemed to have occurred:

16.2.1 Party B fails to obtain the consent of Party A in case of any of the circumstances described in Article 10.2.6 of the Contract or the circumstances described in Article 10.2.8;

16.2.2 The irrevocable guarantee is issued with concealing the actual ability to bear the guarantee liability, or without the authorization of the competent authority;

16.2.3 Fails to handle the formalities of registration, annual report of the enterprise and extension/extension of the business term on time;

16.2.4 Dereliction of administration and recovery of claims due or disposal of existing principal property free of charge or other improper means.

16.2.5 In breach of any of its obligations, undertakings or representations in the irrevocable guarantee signed.

16.3 If any of the following occurs to the mortgagor (or pledgor), Party A considers that the mortgage (or pledge) is not established or the mortgaged property (or pledge) is insufficient. If the mortgagor (or pledgor) is required to exclude the adverse effects caused by this, or Party B is required to add or replace the guarantee conditions, and the mortgagor (or pledgor) and Party B do not cooperate, the breach of contract shall be deemed to have occurred.

16.3.1 There is no ownership or disposition of the collateral (or pledge), or the ownership is in dispute;

16.3.2 The mortgage (or pledge) fails to be completed the mortgage/pledge registration formalities, or has been leased, established residence right, sealed up, retained, supervised, existing shared/statutory prior priority (including but not limited to the priority of construction project payment and chattel price mortgage), established seller ownership retention priority, lessor financial lease priority, and/or conceals the occurrence of such circumstances;

16.3.3 The Mortgagor, without the written consent of Party A, transfers, leases, establishes the right of residence, re-mortgages or disposes of the mortgaged property in any improper way or establishes any form of right burden, or the mortgaged property, with the written consent of Party A, is not used to repay the debts owed by Party B to Party A as required by Party A;

16.3.4 The mortgagor fails to properly keep, maintain and repair the mortgaged property, resulting in obvious depreciation of the value of the mortgaged property; Or the behavior of the mortgagor directly endangers the mortgaged property, resulting in a decrease in the value of the mortgaged property; Or the Mortgagor fails to insure/renew the mortgaged property as required by Party A during the mortgage period;

16.3.5 The mortgagor fails to immediately inform Party A of the occurrence or possible occurrence of the risk of expropriation and demolition of the mortgaged property, and performs relevant obligations as agreed in the mortgage contract;

16.3.6. Where the mortgagor provides the residual value mortgage guarantee for the business under the Contract with the mortgage property of China Merchants Bank, the mortgagor settles the individual mortgage loan in advance without the consent of Party A before Party B repay the debt under the Contract;

16.3.7 When the pledgor pledges the financial product, the financial product subscription fund source is illegal/compliant;

16.3.8 The occurrence or possible occurrence of mortgaged (pledged) property affects the value of mortgaged (pledged) property or Party A’s mortgage (pledged) right, etc.

16.3.9 The Mortgagor (or Pledger) breaches of any of its obligations, undertakings or representations under the Mortgage Contract/Pledging Contract signed by it.

16.4 When the guarantee under the Contract includes the pledge of accounts receivable, if the accounts receivable debtor suffers from obvious deterioration of operation, transfer of property/withdrawal of funds to avoid debts, collusion with the pledgor of accounts receivable to change the capital inflow path, resulting in the failure of accounts receivable to enter the special inflow account, loss of commercial reputation, loss of or possible loss of performance capacity or other major matters affecting its ability to repay debts, Party A has the right to require Party B to provide corresponding guarantee or provide new effective accounts receivable for pledge; If Party B fails to provide it, the event of default shall be deemed to have occurred.

16.5 In the event of any of the above-mentioned Events of Default, Party A has the right to take the following measures at the same time or separately:

16.5.1. Change the entrusted payment conditions of the loan fund and cancel Party B’s use of the loan by means of “independent payment”;

16.5.2 Stop issuing loans not yet used by Party B;

16.5.3 Recover the loan principal and interest and related expenses issued in advance;

16.5.4. Directly freeze/deduct the deposits in the settlement account or other accounts of Party B, and entrust other institutions of China Merchants Bank to freeze/deduct the deposits of Party B in such institutions to pay off all the debts of Party B under the Contract, stop opening new settlement accounts for Party B, and stop handling new credit cards of Party B’s legal representative;

16.5.5 Submit the information of Party B’s breach of contract and discredit to the credit reference institution and banking associations, and shall have the right to share such information among banking institutions by appropriate means and even publicize it to the society;

16.5.6 Dispose of the collateral and/or recover from the guarantor in accordance with the provisions of the guarantee document;

16.5.7 Party A may also directly request Party B to provide other property acceptable as a new guarantee, if Party B fails to provide a new guarantee as required, Party B shall bear penalty equal to 30.0% of the loan amount under the Contract.

16.5.8 Recourse in accordance with this Contract.

16.6 For the funds obtained by Party A through recovery, the payment shall be made in the order of expenses, penalty, compound interest, penalty interest, interest, and final loan principal, until all principal and interest and all related expenses are paid off.

For loans issued in installments, the funds obtained by recourse shall be repaid in descending order of the maturity date of the loan, and the specific principal and interest, liquidated damages and expenses of each loan period shall be repaid in descending order of the maturity date of the loan.

Party A has the right to adjust the above-mentioned repayment sequence unilaterally, unless otherwise required by laws and regulations.

17. Alteration and termination of the contract

The Contract may be modified and rescinded by the written agreement reached by both parties through negotiation. The Contract shall remain valid until the written agreement is reached. Neither party may unilaterally modify, or rescind the Contract.

18. Miscellaneous

18.1 Changes in situation and force mjeure

18.1.1 If Party A’s loan behavior under the Contract becomes illegal due to changes in applicable laws or policies, Party A has the right to terminate the Contract and declare all loans issued to mature ahead of time, and Party B shall repay them immediately as required by Party A.

18.1.2 In the case of any change in the requirements of applicable laws and policies, which results in additional costs for Party A to perform the loan obligations hereunder, Party B shall compensate the additional costs incurred by Party A according to the requirements of Party A.

18.1.3 In the course of performing the Contract, if one or both parties encounter force majeure, the party suffering force majeure shall not be liable for compensation for the loss suffered by the other party, but shall have the obligation to notify the other party in time and take reasonable measures to prevent the loss from expanding; otherwise, the party shall be liable to the other party for compensation for the expanded loss.

18.2 Reservations of rights

During the effective period of the Contract, Party A shall not give any tolerance, grace or delay to any breach or delay of Party B, and shall not prejudice, affect or restrict all rights and interests of Party A as creditors in accordance with the Contract and relevant laws, and shall not permit or accept any breach of the Contract by Party A, and shall not be deemed as waiver of Party A’s right to act on existing or future breach of the Contract.

18.3 Notification

The notices, requirements or other documents of Party A and Party B related to the Contract shall be sent in writing (including but not limited to letters, faxes, e-mails, electronic platforms such as China Merchants Bank Enterprise Online Banking/Enterprise App, mobile phone short messages or WeChat). Party B shall confirm the address and service of documents as follows:

18.3.1 Party B confirms and agrees to take Party B’s China Merchants Bank Enterprise Online Banking/Enterprise App and Party B’s contact address, e-mail, fax number, mobile phone number or WeChat specified in the Contract as the service address of all commercial and legal documents of Party B under the Contract.

Commercial documents referred to in this Article refer to various commercial documents such as business notice, confirmation, notice of breach of contract, notice of advance maturity, and overdue reminder during the business transaction hereunder; the legal instruments mentioned in this Article including notarial instruments and judicial instruments (including but not limited to the judicial instruments at the trial and execution stage, such as the statement of indictment/arbitration application, the statement of appeal, the reply, the evidence, the summons, the notice of appearance, the notice of proof, the notice of hearing, the notice of hearing, the judgment/award, the written order, the mediation agreement, and the notice of performance within a time limit).

Party A, the respondent court and the notary office shall be deemed to have been effectively served at the service address agreed in the preceding paragraph by the service method agreed herein.

18.3.2 Party B confirms and agrees that delivery by hand (including but not limited to delivery by lawyer/notary public, express delivery, etc.) shall be deemed as delivery by signature of the receiving party (in case of rejection by the receiving party, it shall be deemed as delivery on the date of rejection/return or seven days after the date of mailing, whichever is earlier); If it is delivered by postal letter, it shall be deemed to be served seven days after it is sent; In case of electronic delivery by fax, email, CMB Enterprise Online Banking/Enterprise APP (i.e. delivery to CMB Enterprise Online Banking/Enterprise APP through CMB Enterprise Online Banking/Enterprise APP), mobile phone SMS or WeChat, the date shall be determined by displayed date of successful delivery the Party A’s corresponding system/electronic device. Where Party A notifies Party B of the transfer of creditor’s rights by means of announcement in the public media or urges Party B for repayment, it shall be deemed to be served on the date of announcement.

18.3.3 If Party B changes the contact address, e-mail address, fax number or mobile phone number or WeChat, Party B shall notify Party A in writing of the changed information within five working days from the date of change, otherwise Party A has the right to deliver the information according to the original contact address or information of Party B. If Party B fails to successfully deliver the contact address or information change, the date of delivery shall be deemed as 7 days after return or the date of delivery (whichever is earlier). Party B shall bear the possible losses arising therefrom, which shall not affect the legal effect of service.

18.3.4 Party B further agrees that the court may serve judicial documents on Party B through electronic means such as the China Trial Process Information Publication Network and the national uniform service platform; If the aforesaid mentioned way of service is adopted, the date on which the judicial documents are successfully sent shall be deemed as the service date indicated by the China Trial Process Information Publication Network and the national unified service platform; Where the court completes the service of judicial documents by electronic service, it is not necessary to serve the paper judicial documents at the contact address of Party B.

18.3.5 The service address and service method agreed in this Article shall be applicable to the period of contract performance, dispute settlement, arbitration, court trial (first instance, second instance and retrial) and execution.

18.4 The withdrawal application, loan receipt, business information recorded by Party A system and the written supplementary agreement reached by Party A and Party B through negotiation on matters not covered herein and changes herein shall constitute an integral part of the Contract.

18.5 In order to facilitate business handling, all operations (including but not limited to application acceptance, data review, lending, transaction confirmation, deduction, inquiry, receipt printing, collection, payment deduction, etc.) involving transactions of Party A may be handled by any branch within the jurisdiction of Party A, and relevant letters may be generated, issued or issued. The business operations and letters of the branch within the jurisdiction of Party A shall be deemed as Party A’s acts and shall be binding on Party B.

18.6 Other agreements:

The loan under the Contract shall be lump-sum loan according to the loan notice issued by Shenzhen Medium and Small Enterprises Financing Guarantee Co., Ltd.

19. Applicable law and dispute resolution

19.1 The conclusion, interpretation and settlement of the Contract shall be governed by the laws of the People’s Republic of China (excluding the laws of Hong Kong, Macao and Taiwan), and the rights and interests of Party A and Party B shall be guaranteed by the laws of the People’s Republic of China.

19.1 If the dispute between Party A and Party B during the performance of the Contract cannot be settled through negotiation, either party shall (please tick in “☐” in one of the three):

☑19.2.1 To bring a lawsuit to the people’s court with jurisdiction where Party A is located;

☐ 19.2.2 Shall file a lawsuit with the people’s court having jurisdiction over the place where the contract is signed, and the place where the contract is signed is /;

☐ 19.2.3 Apply to/(fill in the specific name of the arbitration instrument) for arbitration in accordance with the prevailing arbitration rules, with the arbitration place located at _/.

19.3 After Party A and Party B have handled the notarization giving enforcement effect to the Contract, Party A may directly apply to the competent people’s court for compulsory enforcement, so as to recover the debts due under the Contract.

20. Contract effectiveness

The Contract shall come into force after being signed by the legal representative (person in charge) or authorized agent of both parties (or stamped) and affixed with the official seal of the unit/contract special seal, and shall automatically become invalid until the date when all loan principal and interest and other related expenses under the Contract are paid off.

21. Annex

The Contract is made in quadruplicate, each of the same legal effect, with Party A, Party B and each guarantor each holding one copy.

Party B declares that:

All terms of this contract are reached after fully negotiation by both parties. Party A has brought to the special attention of Party B the clauses related to the exemption or reduction of Party A’s responsibilities and other significant interests of Party B, and made corresponding explanations on the above clauses at the request of Party B. Party B has fully and accurately understood it. The parties hereto shall have the same understanding of the terms of the Contract.

(No text below)

(The following is the signature column of the Loan Contract No. 755HT2021169271)

Party A: China Merchants Bank Co., Ltd. Shenzhen Branch (Sealed with pecial seal for contract)

Legal representative/responsible person or authorized agent (signature/signature seal): Yue Ying (sealed)

Contact address: CMB Shenzhen Branch Building, 2016 Shennan Avenue, Futian District, Shenzhen.

75923831810101

The official seal has been verified: Deng Kaidan

Party B: Shenzhen VLG Wireless Technology Co., Ltd. (sealed)

Legal representative/responsible person or authorized agent (signature/signature seal): Bai Guiqing (sealed)

Contact Address: 3/F&4/F, Building 1, Haoyee Industrial Park, Tiegang Road, Xixiang Sub-district, Bao’an District, Shenzhen, Guangdong Province

Email address: _/

Fax No.: _/

Contact number: 13530081875

WeChat: _/

Date: September 23, 2021